                   INTELLECTUAL PROPERTY SECURITY AGREEMENT
                   ----------------------------------------

         THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (this "Agreement"), dated as of the 28th day of February, 1998, by MRS. FIELDS' ORIGINAL COOKIES, INC., a Delaware corporation ("Borrower") and LASALLE NATIONAL BANK, a national banking association, ("Lender").

                             W I T N E S S E T H:

         WHEREAS, on the date hereof, Borrower has entered into that certain Amended and Restated Loan Agreement of even date herewith (the same, as it may be amended, restated, modified or supplemented and in effect from time to time, being herein referred to as the "Loan Agreement") by and between Borrower and Lender, providing for Lender to make available to Borrower certain revolving credit facilities (collectively, the "Loans") on the terms and conditions set forth therein; and

         WHEREAS, Borrower has or may hereafter acquire trademarks and service marks, patents, patent applications and inventions, copyrights and related or similar rights and interests; and

         WHEREAS, as of the date hereof, Borrower and Lender have entered into a Security Agreement (the "Security Agreement") pursuant to which Borrower has pledged certain collateral to Lender as security for the Obligations (as defined in the Loan Agreement); and

         WHEREAS, to induce Lender to enter into the Loan Agreement and make the Loans thereunder, Borrower has agreed to pledge and grant a security interest in the Collateral (as hereinafter defined) as additional security for the Obligations.

         NOW, THEREFORE, for and in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         Section 1.  Definitions.  Capitalized terms used herein without
                     -----------
definition and defined in the Loan Agreement are used herein as defined therein.

         Section 2.  Grant of Security Interest. As collateral security for the
                     --------------------------
prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, Borrower hereby pledges and grants to Lender a Lien on and security interest in and to all of Borrower's right, title and interest in and to the following property and interests in property, whether now owned by Borrower or hereafter acquired and whether now existing or hereafter coming into existence (collectively referred to herein as "Collateral"):
                                                           ----------

                  (a) all of Borrower's right, title and interest in and to trademarks, trade names, trade styles, service marks, logos, emblems, prints and labels, all elements of package or trade dress of goods, and all general intangibles of like nature, now existing or hereafter adopted or acquired by Borrower, together with the goodwill of Borrower's business connected with the use thereof and symbolized thereby, and all applications, registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States or in any office of the Secretary of State (or equivalent) of any state thereof, or in any similar office or agency of any country or political subdivision thereof throughout the world, whether now owned or hereafter acquired by Borrower, together with all extensions, renewals and corrections thereof and all licenses thereof or pertaining thereto (all of the foregoing assets encompassed by this clause (a) being hereinafter collectively referred to as the "Trademarks");
                                          ----------

                  (b) all of Borrower's right, title and interest in and to all inventions and letters patent and applications therefor, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States or any state thereof, or in any similar office or agency of any country or political subdivision thereof throughout the world, whether now owned or hereafter acquired by Borrower, together with all re-examinations, reissues, continuations, continuations-in-part, divisions, improvements and extensions thereof and all licenses thereof or pertaining thereto and all licenses of patent rights to Borrower now in effect or entered during the term of this Agreement, and the rights to make, use and sell, and all other rights with respect to, the inventions disclosed or claimed therein, all inventions, designs, proprietary or technical information, know-how, other data or information, software, databases, all embodiments or fixations thereof and related documentation, and all other trade secret rights not described above (all of the foregoing assets encompassed by this clause
         (b) being hereinafter collectively referred to as the "Patents");
                                                                -------

                  (c) all of Borrower's right, title and interest in and to copyrights in works of authorship of any kind, and all applications, registrations and recordings thereof in the Office of the United States Register of Copyrights, Library of Congress, or in any similar office or agency of any country or political subdivision thereof throughout the world, whether now owned or hereafter acquired by Borrower, together with all extensions, renewals, reversionary rights, and corrections thereof and all licenses thereof or pertaining thereto (all of the foregoing assets encompassed by this clause (c) being hereinafter collectively referred to as the "Copyrights");
                                                      ----------

                  (d) all of Borrower's customer lists and other records of Borrower relating to the distribution of products bearing, constituting or incorporating any of the Trademarks, Patents and/or Copyrights; and

                  (e) any and all proceeds of the foregoing, including, without limitation, the proceeds from any claims by Borrower against third parties for past, present or future infringement of the Trademarks, Patents or Copyrights and any royalties from licenses to third parties of the Trademarks, Patents or Copyrights.

         Section 3. Representations, Warranties and Covenants.  Borrower hereby
                    -----------------------------------------
represents and warrants to, and covenants and agrees with, Lender as follows:

                  (a) Borrower has the sole, full and clear title to the Trademarks, including any Trademarks shown on Schedule A hereto, for
                                                       ----------
         the goods and services with which the Trademarks are used, and any registrations thereof are valid and subsisting and in full force and effect. Borrower has used and will continue to use for the duration of this Agreement standards of quality in the manufacture of products sold under the Trademarks that are at least equal to those standards in effect as of the date of this Agreement.

                  (b) Borrower (either itself or through its licensees) will continue to use the Trademarks on each and every trademark class of goods applicable to its current lines of goods as reflected in its current catalogs, brochures and price lists in order to maintain the Trademarks in full force and effect, in the ordinary course of business, free from any claim of abandonment for nonuse and Borrower will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated provided, however, that Borrower may abandon any Trademark
                     --------  -------
         if Borrower believes in its reasonable business judgment that such abandonment is in the best interest of Borrower's business, provided,
                                                                     --------
         further, that (i) Borrower gives Lender written notice of Borrower's
         -------
         intent to abandon any Trademark at least thirty (30) days prior to abandonment, and (ii) such abandonment will not, itself or in conjunction with any other event, materially decrease the value of the Collateral.

                  (c) Borrower has the sole, full and clear title to any Patents shown on Schedule B hereto and such Patents are valid and subsisting
                  ----------
         and in full force and effect and have not been claimed or adjudged invalid or unenforceable in whole or in part (except as otherwise permitted by this Agreement and the other Loan Documents). Borrower shall mark products made and sold under the Patents in accordance with the U.S. Patent Act and other applicable laws. Borrower shall diligently prosecute any patent application now pending or acquired or made by it during the term of this Agreement, shall make applications on unpatented but patentable inventions, and shall preserve and maintain all rights of any kind in the Patents, which, in each case, Borrower believes in its reasonable business judgment are in the best business interests of Borrower. Borrower believes that none of the Patents has been abandoned or dedicated and Borrower will not do any act, or omit to do any act, nor permit any licensee thereof to do any act, whereby any Patent may become abandoned or dedicated and shall notify Lender immediately if it knows of any reason or has reason to know that any material Patent may become abandoned or dedicated, provided, however, that Borrower may abandon any Patent if Borrower
         --------  -------
         believes in its reasonable business
         judgment that such abandonment is in the best interest of Borrower's business, provided, further, that (i) Borrower gives Lender written
                   --------  -------
         notice of Borrower's intent to abandon any Patent at least thirty (30) days prior to abandonment, and (ii) such abandonment will not, itself or in conjunction with any other event, materially decrease the value of the Collateral.

                  (d) Borrower has the sole, full and clear title to any copyrights shown on Schedule C hereto and such copyrights are valid and
                             ----------
         subsisting and in full force and effect and have not been claimed or adjudged invalid or unenforceable in whole or in part (except as otherwise permitted by this Agreement and the other Loan Documents). Borrower (either itself or through its licensees) will place appropriate notice of copyright on all copies embodying copyrighted works which are publicly distributed and Borrower will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Copyright may become invalidated or dedicated to the public domain.

                  (e) Borrower will promptly perform all acts and execute all documents, including, without limitation, grants of security in forms acceptable to Lender and suitable for recording with the United States Patent and Trademark Office and the United States Register of Copyrights, and the appropriate offices and agencies of foreign jurisdictions reasonably requested by Lender at any time to evidence, perfect, maintain, record or enforce Lender's interest in the Collateral or otherwise in furtherance of the provisions of this Agreement. Borrower hereby authorizes Lender to execute and file one or more financing or continuation statements (and any similar documents) or copies thereof or of this Agreement with respect to the Collateral without the signature of Borrower to the extent permitted by law.

                  (f) In the event that Borrower, either itself or through any subsidiary, affiliate, agent, employee, licensee or designee, shall file an application for the issuance of any Patent or registration of any Trademark with the United States Patent and Trademark Office, or any similar office of the United States or in any office of the Secretary of State (or equivalent) of any state thereof, or for the registration of any Copyright with the United States Register of Copyrights, or for the registration of any Patent, Trademark or Copyright in any similar office or agency of any country or political subdivision thereof throughout the world, or shall obtain issuance of any Patent or registration of any Trademark or Copyright previously applied for, or shall adopt, acquire or obtain rights to any new trademark, patent application or work for which a copyright application has been or is expected to be filed, or become entitled to the benefit of any patent application or any patent or any part thereof for reissue, re-examination, continuation, continuation-in-part, division, improvement or extension, Borrower shall:

                      (i)  promptly inform Lender of any such event or action;
                  and

                      (ii) execute and deliver any and all assignments,
                  agreements, instruments, documents and papers as are necessary or appropriate or as Lender may request to evidence Lender's interest in such Trademark, Patent or Copyright and the goodwill and general intangibles of Borrower relating thereto or represented thereby.

         Borrower hereby constitutes Lender, or its agent, as Borrower's attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are indefeasibly paid and satisfied in full. Borrower authorizes the amendment of the schedules hereto to include any future Trademark, Patent or Copyright registrations or applications which may be acquired or made by Borrower.

                  (g) Borrower has the authority, right and power to enter into this Agreement and to perform its terms and to grant the security interest herein granted, and has not entered and will not enter into any oral or written agreements which would prevent Borrower from complying with the terms hereof; provided, however, Borrower may enter
                                          --------
         into or maintain in effect such license agreements (including, without limitation, any referred to in Schedules A, B and C hereto) with
                                        --------------------
         respect to the Collateral as Borrower believes in its reasonable business judgment are in the best interest of Borrower's business, so long as any such license agreement permits the assignment thereof to Lender.

                  (h) The Collateral is not now, to Borrower's knowledge, and at all times will not be, subject to any Liens, licenses, claims, shop rights, covenants not to sue third persons, or encumbrances of any nature whatsoever, except Permitted Liens; provided, however, Borrower may enter into such license agreements with respect to the Collateral as Borrower believes in its reasonable business judgment are in the best interest of Borrower's business, so long as any such license agreement permits the assignment thereof to Lender. To the best knowledge of Borrower, none of the Collateral is subject to any claims of any other party, except as may be indicated on Schedules A, B and C
                                                           --------------------
         to this Agreement.

                  (i) As of the date hereof neither Borrower nor any affiliate or subsidiary thereof has any Trademarks, Patents or Copyrights registered, or the subject of any pending application, in the United States Patent and Trademark Office, or any similar office of the United States or in any office of the Secretary of State (or equivalent) of any state thereof, or the United States Register of Copyrights, or in any similar office or agency of any country or political subdivision thereof throughout the world, other than those identified in Schedules
                                                                      ---------
         A, B and C hereto.
         ----------

                  (j) Borrower will take all commercially reasonable steps in any proceeding before the United States Patent and Trademark Office, United States Register of Copyrights or similar office or agency of the United States or any office of the Secretary of State (or equivalent) of any state thereof, or in any similar office or agency of any country or political subdivision thereof throughout the world, to maintain each application and registration of any Collateral, including, without limitation, filing of renewals, extensions, affidavits of use and incontestability, and opposition, interference and cancellation proceedings (except to the extent that dedication, abandonment or invalidation is permitted under Sections 3(b) and 3(c) hereof). Borrower shall notify Lender promptly in writing if any application or registration relating to any Collateral may become abandoned or dedicated or subject to an adverse final determination in any proceeding in the United States Patent and Trademark Office or United States Register of Copyrights or in any similar office or agency of any country or political subdivision thereof throughout the world or in any court regarding Borrower's ownership of such Patent, Trademark or Copyright, its right to register same, or to keep or maintain the validity of same.

                  (k) In the event that Borrower acquires knowledge that any Trademark, Patent or Copyright is infringed, misappropriated or diluted by a third party, Borrower shall promptly sue for infringement, misappropriation and/or dilution and obtain injunctive relief and recover damages therefor, and Borrower shall take such other actions reasonably required to protect such Trademark, Patent or Copyright under the circumstances, unless Borrower shall determine in its reasonable business judgment that such suit or action is not in the best interest of Borrower's business. Upon the occurrence and during the continuation of an Event of Default, Lender shall have the right, but in no way shall be obligated, to bring suit in its or Borrower's name to enforce the Trademarks, Patents and Copyrights and any licenses thereunder, in which event Borrower shall, at the request of Lender, do any and all lawful acts requested by Lender and execute any and all documents required by Lender to aid such enforcement, and Borrower shall, upon demand, promptly reimburse and indemnify Lender for all costs and expenses incurred in such enforcement.

         Section 4. Remedies. Upon the occurrence of an Event of Default which
                    --------
is continuing, in addition to all other rights and remedies provided for in the Loan Documents, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively or concurrently, without (except as provided herein) notice to, or consent by, Borrower, Lender shall have the following rights and remedies:

                  (a) Lender may (without assuming any obligations or liability thereunder), at any time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of Borrower in, to and under any one or more license agreements with respect to the Collateral, and take or refrain from taking any action under any thereof, and Borrower hereby releases Lender from, and agrees to indemnify and hold Lender and its agents and their respective officers, directors, employees and agents, free and harmless from and against any claims arising out of any action taken or omitted to be taken with respect to any such license agreement, except for acts constituting gross negligence or willful misconduct;

                  (b) Lender may, at any time and from time to time, upon ten
         (10) days' prior written notice to Borrower, assign, sell, or otherwise dispose of the Collateral or any of it, either with or without special or other conditions or stipulations, with power to buy the Collateral or any part of it at any such sale, and do all other acts and things for completing the assignment, sale or disposition which Lender shall, in its sole discretion, deem appropriate or proper;

                  (c) in addition to the foregoing, in order to implement any assignment, sale, license or other disposal of any of the Collateral pursuant to this Agreement, Lender may, at any time, pursuant to the authority granted in the power of attorney described in Section 3(f) hereof (such authority becoming effective upon occurrence of an Event of Default), execute and deliver on behalf of Borrower one or more instruments of assignment, sale, license or other disposition of the Collateral. Borrower agrees to pay when due all reasonable costs incurred in any such transfer of the Collateral, including any taxes, fees and reasonable attorneys' fees, and all such costs shall be added to the Obligations. Lender may apply the proceeds actually received from any such license, assignment, sale or other disposition in accordance with clause (d) of this Section 4, and Borrower shall remain liable and will pay Lender on demand any deficiency remaining, together with interest thereon at a rate equal to the rate then payable on the Obligations and the balance of any expenses unpaid.

Nothing herein contained shall be construed as requiring Lender to take any such action at any time.

         (d) The proceeds of any collection, sale or other realization of all or any part of the Collateral, and any other cash at the time held by Lender under this Agreement, shall be applied:

                  first, to payment of all the costs and expenses of disposition
                  -----
of and/or realization upon the Collateral and any other expenses payable or reimbursable by Borrower under this Agreement;

                  second, to payment of all expenses payable or reimbursable by
                  ------
         Borrower under the Loan Agreement;

                  third, to payment of all accrued unpaid interest on the
                  -----
         Obligations;

                  fourth, to payment of principal of the Obligations;
                  ------

                  fifth, to payment of any other amounts owing constituting
                  -----
         Obligations; and

                  last, any remainder shall be for the account of and paid to
                  ----
         Borrower or as otherwise directed by a court of competent jurisdiction.

The application of proceeds of Collateral hereunder to the Obligations shall be made pro-rata to the holders of such Obligations based on the aggregate outstanding principal amount of such Obligations held by such holders.

         Section 5. Powers of Attorney. Concurrently with the execution and
                    ------------------
delivery hereof, Borrower is executing and delivering to Lender three (3) original powers of attorney for the implementation of any assignment, sale or other disposition of the Trademarks, Patents or Copyrights pursuant to this Agreement and Borrower will, upon request of Lender, execute and deliver such additional copies thereof as Lender may require for purposes hereof.

         Section 6. Termination. This Agreement and the Liens and security
                    -----------
interests granted hereunder shall not terminate until the full and complete performance and indefeasible satisfaction of all the Obligations (regardless of whether the Loan Agreement shall have earlier terminated), whereupon Lender shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral to or on the order of Borrower. Lender shall also execute and deliver to Borrower upon such termination, such termination statements, certificates for terminating the Liens and such other documentation as shall be reasonably requested by Borrower to effect the termination and release of the Liens and security interests in favor of Lender affecting the Collateral.

         Section 7. Further Assurances. At any time and from time to time, upon
                    ------------------
the written request of Lender or its agent, and at the sole expense of Borrower, Borrower will promptly and duly execute and deliver any and all such further instruments, documents and agreements and take such further actions as Lender or its agent may reasonably require in order for Lender to obtain the full benefits of this Agreement and of the rights and powers herein granted in favor of Lender, including, without limitation, using Borrower's best efforts to secure all consents and approvals necessary or appropriate for the assignment to Lender of any Collateral not heretofore assigned and the filing of any financing or continuation statements under the Uniform Commercial Code with respect to the Liens and security interests granted hereby.

         Section 8. Limitation on Duty of Lender. The powers conferred on Lender
                    ----------------------------
under this Agreement are solely to protect Lender's interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither Lender nor its agent, nor any of their respective officers, directors, employees or agents shall be responsible to Borrower for any act or failure to act, except for gross negligence or willful misconduct. Without limiting the generality of the foregoing, neither Lender nor any of its agents shall have any obligation or liability under any license by reason of or arising out of this Agreement or the granting to Lender of a security interest therein or assignment thereof or the receipt by Lender or any such agent of any payment relating thereto pursuant hereto, nor shall Lender or any such agent be required or obligated in any manner to perform or fulfill any of the obligations of Borrower under or pursuant to any license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any license, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to Lender or to which Lender may be entitled at any time or times.

         Section 9. Miscellaneous.
                    -------------

         (a) No Waiver. No failure on the part of Lender or any of its agents to
             ---------
exercise, and no
course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Lender or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

         (b)  Governing Law. This Agreement shall be governed by and construed
              -------------
in accordance with the internal laws (as opposed to conflicts of law) and decisions of the State of Illinois.

         (c)  Notices. All notices, demands and requests that any party is
              -------
required or elects to give to any other party shall be given in accordance with the provisions of the Loan Agreement.

         (d)  Amendments, Etc. The terms of this Agreement may be waived,
              ---------------
altered or amended only by an instrument in writing duly executed by Borrower and Lender. Any such amendment or waiver shall be binding upon Lender and Borrower and their respective successors and assigns.

         (e)  Successors and Assigns. This Agreement shall be binding upon and
              ----------------------
inure to the benefit of the respective successors and assigns of each of the parties hereto, provided, that Borrower shall not assign or transfer its rights or obligations hereunder without the prior written consent of Lender.

         (f)  Counterparts; Headings. This Agreement may be executed in any
              ----------------------
number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

         (g) Severability. If any provision hereof is invalid and unenforceable
             ------------
in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of Lender and its agent in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

         (h)  Other Loan Documents. This Agreement supplements the other Loan
              --------------------
Documents and nothing in this Agreement shall be deemed to limit or supersede the rights granted to Lender in any of the other Loan Documents. In the event of any conflict between this Agreement and the Loan Agreement, for purposes of the obligations of Borrower or Lender, as applicable, the provisions of the Loan Agreement shall govern.

         (I) SUBMISSION TO JURISDICTION; WAIVER OF VENUE. EACH OF THE PARTIES
             -------------------------------------------
HERETO CONSENTS AND AGREES TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF COOK, STATE OF

ILLINOIS, AND WAIVES ANY OBJECTION BASED ON VENUE OR FORUM NON CONVENIENS WITH
                                                     ----- --- ----------
RESPECT TO ANY ACTION INSTITUTED THEREIN, AND AGREES THAT ANY DISPUTE CONCERNING THE INTERPRETATION OR ENFORCEMENT OF ANY PROVISION OF THIS AGREEMENT OR THE RELATIONSHIP BETWEEN ANY OF SUCH PERSONS WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT SHALL BE HEARD ONLY IN THE COURTS DESCRIBED ABOVE.

         (j) WAIVER OF RIGHT TO TRIAL BY JURY. EACH OF THE PARTIES HERETO HEREBY
             --------------------------------
WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM IN RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. EACH OF SUCH PERSONS HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. THE PROVISIONS OF THIS SUBSECTION (j) SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT.

      [Balance of page intentionally left blank; signature page follows.]

         IN WITNESS WHEREOF, the parties hereto have caused this INTELLECTUAL PROPERTY SECURITY AGREEMENT to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                   Borrower:
                                   --------

                                   MRS. FIELDS. ORIGINAL COOKIES,
                                   INC., a Delaware corporation


                                   By:_____________________________
                                   Title:__________________________


                                   Lender:
                                   ------

                                   LASALLE NATIONAL BANK, a national
                                   banking association

                                   By:_____________________________
                                   Title:__________________________

STATE OF ____________    )
                         ) SS
COUNTY OF ___________    )


     On this ____ day of February, 1998, before me personally appeared the above-named ________________________, to me known, who being by me duly sworn according to law, on his oath stated that he is the _______________________ of MRS. FIELDS. ORIGINAL COOKIES, INC. and acknowledged that he signed, sealed and delivered the foregoing instrument as the free and voluntary act and deed of said corporation.

     ___________________________________
               Notary Public


My Commission Expires:

______________________

STATE OF ____________    )
                         ) SS
COUNTY OF __________     )


         On this ______ day of February 1998, before me personally appeared the above-named Kristen P. Freund, to me known, who being by me duly sworn according to law, on her oath stated that she is a Vice President of LASALLE NATIONAL BANK and acknowledged that she signed, sealed and delivered the foregoing instrument as the free and voluntary act and deed of the corporation, by virtue of her authority.

     _______________________________________
                  Notary Public


My Commission Expires:

______________________

                                  Schedule A


                                  Trademarks
                                  ----------

                                  Schedule B


                                    Patents
                                    -------

                                  Schedule C


                                  Copyrights
                                  ----------